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                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 11, 2000 included in Internet Law Library's Form 10-K for the six-months ended December 31, 1999 and to all reference to our Firm included in this registration statement.

/s/ Arthur Andersen LLP
-----------------------
Arthur Andersen LLP

Houston, Texas
March 27, 2001








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